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                                                                   EXHIBIT 10.28



                                  ATTACHMENT 1

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.



                               HYPERBARIC SYSTEMS

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                     VOID AFTER 5:00 P.M. PACIFIC COAST TIME

                               ON JANUARY 2, 2010

        FOR VALUE RECEIVED, HEARTBEAT OF AMERICA, INC., (the "Warrant Holder") is entitled to subscribe for and purchase, subject to the terms and conditions set forth in this Warrant, up to Seven Hundred Thousand (700,000) shares of Common Stock ("Stock") of HYPERBARIC SYSTEMS, a California corporation (the "Company"). The exercise price of this warrant (the "Exercise Price") and purchase price of the Stock shall be One Dollar and Fifty Cents ($1.50) per share. The value of this Warrant, as of the date of its issuance, as indicated herein, shall be One Cent ($0.01).

        1. CONDITIONS TO EXERCISE THIS WARRANT. Subject to the provisions and upon the terms and conditions set forth in that certain Promotion Agreement and herein, this Warrant may be exercised in whole, or in part, at any time prior to January 2, 2010. The Warrant shall be exercisable in accordance with the following schedule: (i) the Warrant shall be exercisable for Two Hundred Thousand (200,000) shares upon execution and delivery of the Promotion Agreement; (ii) the Warrant shall be exercisable for One Hundred Fifty Thousand (150,000) shares upon completion of the studio shoot as set forth in the Promotion Agreement; (iii) the Warrant shall be exercisable for One Hundred Fifty Thousand (150,000) shares upon the airing of the Show defined in Section 1 of the Promotion Agreement; and (iv) the Warrant shall be exercisable for Two Hundred Thousand (200,000) shares upon the fulfillment of Heartbeat's obligations set forth in Section 5 of the Promotion Agreement. The Warrant shall expire and be void on and after 5:00 p.m., Pacific Coast Time on January 2, 2010 (the "Warrant Termination Date"). In no event may this Warrant be exercised after the Warrant Termination Date.

        2. TRANSFER OF WARRANT. Subject to compliance with applicable federal and state securities laws and Section 7, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in party by the Warrant Holder upon the prior written consent of the Company. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices, (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer and (iii) such transferee's (the "Registered Holder") agreement in writing to be bound by and subject to the terms and conditions of this Warrant. In the event of a partial transfer, the Company shall issue to the Warrant Holder one or more appropriate new warrants.

        3. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. The purchase right represented by this Warrant may only be exercised by the Registered Holder hereof in accordance with

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        Section 1, in whole or in part, by the surrender of this Warrant (with the notice of exercise provision contained on the last page hereof duly executed) at the principal office of the Company, and by the payment to the Company, by check, cancellation of indebtedness, or both, of an amount equal to the Exercise Price per share multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Stock so purchased shall be delivered to the Registered Holder hereof as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant.

        4. STOCK FULLY PAID; RESERVATION OF SHARES. All shares of Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and validly issued, and fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to cause to be authorized, and thereafter at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Stock to provide for the exercise of the rights represented by this Warrant.

        5. RECLASSIFICATION OF STOCK. In the event of the reclassification of the Stock, the Company agrees that the Warrant Holder will be entitled to the same rights to acquire such reclassified Stock ("New Stock") as those rights granted hereby, as the Warrant Holder shall have to purchase the Stock stated herein. All of the terms and conditions of this Warrant shall apply equally to the purchase or acquisition of any New Stock.

        6. FRACTIONAL SHARES. No fractional shares of Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor equal to the product of such fraction and the Exercise Price.

        7. COMPLIANCE WITH SECURITIES LAWS; DISPOSITION OF WARRANT AND SHARES OF COMMON STOCK.

               (a) Compliance With Securities Laws. The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Stock to be issued upon exercise hereof are being acquired for investment purposes only and that such Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Stock so purchased are being acquired for investment purposes only and not with a view toward distribution or resale. This Warrant and all shares of Stock issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

               THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.

               (b) Transfer of Warrant or Shares of Stock. Each certificate representing the shares of Stock issued hereunder shall bear a legend as to the restrictions on transferability in order to insure compliance with

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applicable securities laws unless, in the opinion of counsel for the Company, such legends are not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

        8. RIGHTS OF SHAREHOLDERS. This Warrant shall not entitle the Holder to be deemed the holder of stock or any other securities of the Company which may be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the certificates representing the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

        9. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Warrant Holder and their respective successors and assigns.

        10. SURVIVAL. The warranties, representations and covenants contained in or made pursuant to this Warrant shall survive the execution, delivery and exercise, if any, of this Warrant.

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by an officer thereunto duly authorized as of the day and date first above written.


                                   HYPERBARIC SYSTEMS


                                   By:
                                      -----------------------------------
                                      Harry Masuda, President


                                   HEARTBEAT OF AMERICA, INC.


                                   By:
                                      -----------------------------------
                                      Bert Tenzer, President

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                               NOTICE OF EXERCISE


TO:     HYPERBARIC SYSTEMS

        1. The undersigned hereby elects to purchase _____________________ (________) shares of Common Stock of HYPERBARIC SYSTEMS (the "Company") pursuant to the terms of the foregoing Warrant, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

        2. Please issue a certificate or certificates representing such securities in the name of the undersigned or in such other name as is specified below:

                                            Name:
                                                     ---------------------------

                                            Address:
                                                     ---------------------------

                                                     ---------------------------


        3. The undersigned represents that the shares of Stock set forth above are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an investment representation statement in a form reasonably requested by the Company as a condition to the exercise herein noticed.




                                        NAME:
                                                  ------------------------------

                                        TITLE:



                                        ADDRESS:
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                                        DATE:
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